Nationwide Life and Annuity Insurance Company: • Nationwide Provident VA Separate Account – A • Nationwide Provident VLI Separate Account – A

Prospectus supplement dated July 26, 2010

to Prospectus dated May 1, 2002

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective July 30, 2010, the following paragraph is added to the end of the "Nationwide Life and Annuity Insurance Company" section of your prospectus:

Nationwide intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act").  In reliance on the exemption provided by Rule 12h-7, we do not intend to file periodic reports as required under the 1934 Act.